                                                                   EXHIBIT 10.15

                                                                 VOID IF ALTERED

                           AUTOBYTEL DEALER AGREEMENT

--------------------------------------------------------------------------------
A SEPARATE DEALER AGREEMENT MUST BE COMPLETED FOR EACH LEGAL ENTITY THE DEALER WISHES TO INCLUDE ON THE AUTOBYTEL PROGRAM.
--------------------------------------------------------------------------------

This is a Dealer Agreement ("Agreement") between Autobytel Inc., a Delaware corporation with its principal place of business at 18872 MacArthur Blvd., Irvine, California 92612 ("ABT") and (legal name) __________ ("Dealer"), a [ ] Corporation, [ ] LLC, [ ] Partnership, [ ] LLP, [ ] Sole Proprietor, [ ] Other _____ under the laws of the state of _____, and doing business as (DBA)
___________.

IN CONSIDERATION OF THE MUTUAL PROMISES AND OTHER GOOD AND VALUABLE CONSIDERATION SET FORTH IN THIS AGREEMENT, THE STANDARD PROVISIONS AND THE ATTACHMENTS INCORPORATED HEREIN BY REFERENCE, THE PARTIES AGREE AS FOLLOWS:

1. OBLIGATIONS.

   a. ABT agrees to use its best efforts to provide Dealer with a high quality, internet-based marketing program and related online services ("ABT Program") to bring potential consumers in contact with Dealer and to support a positive ongoing relationship between potential consumers and Dealer.

   b. Dealer agrees to use its best efforts to maximize its use of the ABT Program in order to provide a positive sales and service environment to potential consumers who are directed to Dealer by ABT.

   c. Both ABT and Dealer agree to use their best efforts to promote a high degree of consumer satisfaction under the ABT Program.

   d. The obligations of ABT and a Dealer who enrolls in the Program are set forth in more detail in the Standard Provisions, the ABT Pre-Owned CyberStore (R) Program Rules and other ABT program rules which are located at http://extranet.autobytel.com/dealers/, as updated from time to time in ABT's sole discretion and the "Market Area Description" which is attached to this Agreement, all of which are expressly incorporated herein by reference.

2. TERM. This Agreement shall be effective as of the date signed and activated by ABT for an obligatory initial commitment term of ninety (90) days and shall continue in full force and effect until terminated by either or both parties in accordance with the Standard Provisions.

3. MARKET AREA. Dealer is hereby assigned an exclusive Market Area ("MA") (except in Texas where exclusive MA's are prohibited) for each new vehicle franchise that Dealer has enrolled in the ABT Program under this Agreement. The description of each MA is set forth in the Market Area Description Attachment. In Texas, the Territory is deemed to be the area within the zip code where Dealer is located and there is no Market Area Description Attachment. ABT retains sole and complete authority to define or adjust Dealer's MA, based on market conditions, Dealer's performance, and such other factors as ABT, in its sole discretion, deems relevant. ABT will provide Dealer with not less than thirty (30) days written notice of any change to Dealer's MA. ABT shall not be liable for any unforeseen/unnoticed changes to Dealer's MA which may result from factors such as, but not limited to, changes in U.S. Postal Service zip code alterations, until ABT receives actual notice of such changes and amends Dealer's MA accordingly. As soon as such factors become known to ABT, ABT will notify Dealer of any resulting MA change.

4. FEES.

   ----------------------------------------------------------------------------------------------
   SERVICES:                                                 MONTHLY FEES:        START-UP FEES:
   START-UP FEE                                                                   $
                                                                                  ---------------
   Monthly Fees:              Systems                         $
   ------------                                               ----------------
                              ABT Pre-Owned CyberStore (R)    $
                                                              ----------------
                   Franchise:                                 $
                               -----------------------------  ----------------
                   Franchise:                                 $
                               -----------------------------  ----------------
                   Franchise:                                 $
                               -----------------------------  ----------------
                   Franchise:                                 $
                               -----------------------------  ----------------
                   Franchise:                                 $
                               -----------------------------  ----------------
                   Franchise:                                 $
                               -----------------------------  ----------------
   [ ] Additional Franchises:  (SEE ADDENDUM)                 $
                               -----------------------------  ----------------
                       Other:                                 $                 $
                               -----------------------------  ----------------  -----------------
                       Other:                                 $                 $
                               -----------------------------  ----------------  -----------------
                  TOTAL FEES:                                 $                 $
   ----------------------------------------------------------------------------------------------

5. REQUISITE AUTHORITY. The undersigned hereby represent that they are authorized on behalf of their respective entity to enter into this Agreement, and that each entity is in good standing under the laws of the state of its incorporation or in which it is otherwise formed or licensed.

This Agreement is executed this ______ day of _____________________, _________.

                                                      --------------------------------------------------
DEALER:                                               AUTOBYTEL INC.
By:                                                   By:
         -----------------------------------------             -----------------------------------------
         Signature                                             Signature
Name:                                                 Name:
         -----------------------------------------             -----------------------------------------
         Type / Print Full Name                                Type / Print Full Name
Title:                                                Title:
         -----------------------------------------             -----------------------------------------
         Type / Print Title                                    Type / Print Title
                                                      --------------------------------------------------

                 DEALER GROUP # ________  REGION NAME: ________

DEALER DBA:

               DEALER GENERAL INFORMATION (under a single "roof")

MAIN TELEPHONE NUMBER: (     )               PRIMARY FAX NUMBER: (     )
                       ---------------                           ---------------


                           ADDRESS                        CITY                  STATE      ZIP
---------------------------------------------------------------------------------------------------
STREET

---------------------------------------------------------------------------------------------------
BILLING

---------------------------------------------------------------------------------------------------
PRE-OWNED
CYBERSTORE(R)
---------------------------------------------------------------------------------------------------

KEY DEALER PERSONNEL:  (Please PRINT clearly in each space)

      TITLE                   NAME & TITLE            TELEPHONE & EXTENSION                EMAIL
Principal                                                                               @
                       -----------------------------------------------------------------------------------
General Manager                                                                         @
                       -----------------------------------------------------------------------------------
ABT Program Mgr #1                                                                      @
                       -----------------------------------------------------------------------------------
ABT Program Mgr #2                                                                      @
                       -----------------------------------------------------------------------------------
ABT CyberStore Mgr #1                                                                   @
                       -----------------------------------------------------------------------------------
ABT CyberStore Mgr #2                                                                   @
                       -----------------------------------------------------------------------------------
A / P Contact                                                                           @
                       -----------------------------------------------------------------------------------

       ABT PRE-OWNED CYBERSTORE(R) PROGRAM INFORMATION (If participating)
                                                            --------------------
                                                            CYBER ID #
                                                            --------------------

1. Dealer will post vehicles as:  [ ] Certified   [ ] Non-Certified   [ ] BOTH

2. Please select from   ONE (1)  of the following 3 options:

--------------------------------------------------------------------------------
 [ ]  OPTION A: UPLOAD DEALER INVENTORY THROUGH ONE OF THE FOLLOWING COMPANIES:

      [ ] AutoBase  [ ] AutoMark   [ ] Dealer Specialties  [ ] Kelley KARPOWER
      [ ] Rolling Maronie
      [ ] Other (Provide company name, contact & phone number):

--------------------------------------------------------------------------------
 [ ]  OPTION B: UPLOAD DEALER INVENTORY THROUGH ONE OF THE FOLLOWING MAINFRAMES:

      [ ] ADP  [ ] EDS  [ ] Reynolds & Reynolds  [ ] UCS

      Mainframe's Modem Phone Number (MUST COMPLETE):  (_____)

      Mainframe Login (i.e. Hon-A or Store #): ______ Confidential Password
         case-sensitive):
--------------------------------------------------------------------------------
 [ ]  OPTION C:

      [ ] DEALER WILL FORWARD DATA TO ABT AS SPECIFIED IN THE ABT PRE-OWNED
          CYBERSTORE(R) PROGRAM RULES.
--------------------------------------------------------------------------------

                             AUTHORIZED SIGNATORIES

In addition to the person executing this Agreement, and for purposes of executing agreements, amendments or other documents necessary to implement Dealer's participation in the ABT Program, the following named persons with titles are authorized to sign on behalf of Dealer:

               NAME & TITLE                       NAME & TITLE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BY MY SIGNATURE ON THE FRONT PAGE OF THIS DOCUMENT, I ATTEST THE ABOVE INFORMATION IS TRUE AND CORRECT AND I AM AUTHORIZED TO SIGN THIS INFORMATION SHEET ON BEHALF OF THE DEALERSHIP NAMED ABOVE.


                 DEALER GROUP # ________  REGION NAME: ________

                                                                 VOID IF ALTERED

[AUTOBYTEL LOGO]

                           AUTOBYTEL DEALER AGREEMENT
                               STANDARD PROVISIONS

I.  ABT OBLIGATIONS

 A. GENERAL. In order to support the portion of the ABT Program which connects potential consumers with Dealer for the purpose of purchasing a new or pre-owned vehicle, ABT agrees to provide the following:

  1. WEBSITE. A website designed to market the services offered under the ABT Program to Dealer and to potential vehicle consumers, provide information to potential consumers to help them make more informed choices in the purchase of a vehicle, and to provide information as to services such as financing, insurance and such other services that may be included in the ABT Program from time to time.

  2. SYSTEMS. ABT will maintain, either directly or through an authorized provider, the necessary computer hardware, software and electronic communication systems ("Systems") to enable it to receive and transmit data necessary to support the ABT Program. Such Systems will support the services offered by ABT to both Dealer and consumers. Such Systems may be altered, upgraded or enhanced by ABT from time to time in its sole discretion. ABT hereby grants Dealer a non-exclusive, non-transferable license to access and use such portions of the Systems which are proprietary to ABT. As an express condition of this license to use ABT proprietary Systems, Dealer is prohibited from reselling, loaning or otherwise sharing such Systems or divulging any related confidential information including, but not limited to passwords or instructional manuals. ABT will supply Dealer with the specifications and other requirements and/or restrictions related to the use of the ABT Program Systems.

  3. TECHNICAL SUPPORT. ABT agrees to use reasonable efforts to supply limited technical support to Dealer during ABT's regular business hours as published from time to time (Pacific Time) to assist Dealer and Dealer's personnel in using the services offered under the ABT Program.

  4. CONSUMER SUPPORT. As part of its ongoing commitment to consumer satisfaction, ABT will use reasonable efforts to provide consumers with assistance and support during ABT's business hours (Pacific Time) by means of a toll-free telephone number, online communication, facsimile or such other methods as are reasonably available to ABT. ABT will promptly notify Dealer of any consumer complaints, comments or questions which relate to Dealer. ABT reserves the right to revise the ABT Program consumer support standards to comply with applicable laws or to address changes in the business climate. ABT will promptly notify Dealer of any such revisions.

  5. TRANSMISSION OF DATA.ABT will use its reasonable efforts to provide prompt transmission of data to Dealer and consumers. ABT shall not be liable for any loss of data, delays or errors in transmitting data or any loss of business due to electrical power source failure, telephone transmission failure, unforeseen criminal acts of others, Natural Disasters, acts of God, or any other conditions beyond ABT's control.

 B. CONSUMER REQUESTS. ABT agrees to use reasonable efforts to provide the following consumer requests and/or other communications services to Dealer using the ABT Systems:

  1. Real time transmission of new and pre-owned vehicle purchase requests from consumers accessing the www.autobytel.com website (the "ABT Website").

  2. Real time transmission of service appointment requests or service-related questions from consumers accessing the ABT Website.

  3. Any other purchase request or consumer inquiry to Dealer that is sent to ABT via the ABT Website.

  4. As used in this Agreement, the terms purchase requests or consumer requests or inquiries refer to consumer requests or inquiries generated through the ABT Website. Purchase requests for new vehicle purchases or leases shall be those generated from within Dealer's MA. (In Texas, purchase requests from within Dealer's MA will be sent to Dealer but all participating Dealers in Texas will be listed on the referral confirmation sent to the consumer.)

  5. In the event of Dealer's breach of this Agreement and until such breach is cured, ABT may re-route purchase requests, service requests or other inquiries, to the nearest qualified enrolled dealer without prior notice to Dealer.

 C. DATABASE SUPPORT FOR PRE-OWNED VEHICLE SALES. If Dealer elects to enroll in ABT's Pre-Owned CyberStore (R) Program, ABT will establish a database, permitting Dealer to electronically publish photographic images of retail quality pre-owned vehicles. Consumers will be able to search the database for vehicles by make and/or model and other criteria. Inquiries from interested consumers will be routed to dealers having the appropriate vehicle in the database. The terms and conditions specific to the ABT Pre-Owned Cyber Store Program are located at http://extranet.autobytel.com/dealers/, and which may be amended by ABT in its sole discretion upon thirty (30) days notice to Dealer.

 D. CHANGES IN PROGRAMS AND SERVICES. ABT reserves the right to add or delete programs or services as part of its continued enhancement of the ABT program. ABT will give Dealer thirty (30) days notice of any such changes and any fee increases or decreases related thereto.

 E. TITLE TO SYSTEM, TRADEMARKS. To the extent permitted by law, the goodwill associated with any and all intellectual property and services to be provided under this Agreement are proprietary to ABT, and title thereto remains in ABT. All applicable rights to patents, copyrights, trademarks, and trade secrets in the Systems now and in the future, belong exclusively to ABT. Any and all trademarks and service marks associated with ABT are and shall forever remain the exclusive property of ABT. Upon the written consent of ABT, Dealer is permitted to use the ABT trademarks and service marks for inclusion on business cards, and media advertisements that communicate Dealer's association with ABT. This authority to use ABT's patented systems, name, logo, and other trademarks or service marks is revocable at any time by ABT. ABT reserves the right, in its sole discretion, to revoke Dealer's permission as to future use.

 F. WARRANTY LIMITATION. ABT DOES NOT GUARANTEE OR WARRANT THE PERFORMANCE OF THE SERVICES PROVIDED HEREUNDER INCLUDING, BUT NOT LIMITED TO, THE NUMBER OF PURCHASE REQUESTS OR VEHICLE SALES/LEASES DEALER MAY RECEIVE AND/OR CONSUMMATE UNDER THE ABT PROGRAM, IF ANY. DEALER SPECIFICALLY WAIVES ALL WARRANTIES, EXPRESSED OR IMPLIED, ARISING OUT OF OR IN CONNECTION WITH THE SERVICES TO BE PROVIDED BY ABT HEREUNDER. SPECIFICALLY EXCLUDED ARE ALL WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL ABT BE LIABLE FOR ANY LOSS OF BUSINESS PROFITS OR FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SIMILAR DAMAGES OR FOR ANY THIRD-PARTY CLAIMS OR DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

II. DEALER OBLIGATIONS.

 A. GENERAL. In order to support the portion of the ABT Program which connects potential consumers with Dealer for the purpose of purchasing a new or pre-owned vehicle or responding to consumer requests for service or other consumer inquiries, Dealer agrees to the following:

  1. MANAGEMENT INVOLVEMENT. Dealer's Principal and General Manager will actively participate in the application, implementation, and operation of the ABT Program within the dealership.

  2. DEDICATED PERSONNEL. Dealer will, for each franchise enrolled in the ABT Program, dedicate at least one (1) key employee to be responsible for the new vehicle program and, where possible, at least one (1) additional key employee to be responsible for the Certified Pre-Owned CyberStore program, if Dealer enrolls in that program. Each such dedicated person will be empowered to act as a liaison between ABT and Dealer. Each person shall be referred to as "ABT Manager". Dealer promises to notify ABT in writing within ten (10) days with the identity of any newly designated ABT Manager.

  3. SYSTEMS. Dealer agrees to provide dedicated access to an IBM compatible personal computer with Internet access and related equipment that meets or exceeds the minimum specifications published from time to time by ABT. Upon request, Dealer shall provide ABT with written assurances regarding Dealer's compliance with this provision.

  4. DESIGNATED WORK AREA. Dealer shall set aside and designate a work area within the dealership wherein each ABT Manager may perform his/her duties under this Agreement. In addition to the personal computer outlined above, Dealer shall provide a dedicated workstation that, at a minimum, contains a desk, a compatible printer, telephone, and other office supplies and equipment as may be necessary to receive and properly implement at the dealership, the services contemplated by this Agreement.

  5. SERVICES FREE TO CONSUMER. ABT services are free of charge to a consumer. Dealer and its employee/agents are expressly prohibited from representing to any consumer, in any manner, either, orally or in writing, the existence of any charge or fee to be paid by reason of consumer's use of ABT's services.

  6. PARTICIPATION IN FUTURE PROGRAMS. Dealer promises to reasonably participate in ABT's program offerings, including any programs or services developed in the future so long as Dealer is enrolled in the ABT Program, unless ABT expressly states that such programs are optional.

 B. TRAINING. Dealer will ensure that an ABT Manager will attend at least one
(1) ABT phone training session prior to activating services and one (1) Autobytel University basic training course or other similar program affiliated with ABT as soon as offered by ABT in Dealer's area (or online, if available) after the date of this Agreement. Dealer understands that ABT will not forward purchase requests under this Agreement until such time as the initial ABT phone training session for an ABT Manager has been completed. Dealer must at all times have at least one (1) trained ABT Manager in order to continue receiving purchase requests.

 C. CONSUMER SERVICE STANDARDS.

  1. Dealer shall contact one hundred percent (100%) of the consumers submitting purchase or service requests routed to Dealer by the most expeditious means possible within one (1) business day of Dealer's receipt of such request, confirming receipt of such request, and

  2. Dealer shall at the same time, but in no event more than two (2) business days following receipt of such request, disclose all of the following:

    a)  the ABT Manager's name and contact phone number;

    b)  the availability of the vehicle including any requested options;

    c) the confirmed price that Dealer will sell or lease the vehicle to the consumer, including the Website advertised price, if any, all additional options requested, pre-delivery inspection fees, destination fees and/or advertising costs or charges not otherwise included in the vehicle price;

    d) all relevant financing terms and conditions which may apply to the purchase or lease transaction requested; and

    e) all other terms, costs and conditions required by law to be disclosed to prospective purchasers.

  3. Dealer promises that all such information, including the price, that Dealer provides to a consumer shall be truthful and be binding on Dealer for a period of seven (7) days after its transmittal, provided the identified vehicle still remains available for sale. If Dealer relied on a manufacturer sponsored program when quoting the pricing, terms, incentives or availability of vehicles, the time period in which the Dealer information must be truthful shall coincide with the termination date of the manufacturer's program or seven (7) days, whichever is less. In the case of a service related request, Dealer shall respond truthfully with all information reasonably requested by the consumer.

 D. PRE-OWNED VEHICLE SALES. Dealer's election to sell pre-owned vehicles through the ABT Program and Dealer's participation shall be governed by the Pre-Owned CyberStore rules.

 E. PERFORMANCE STANDARDS. Dealer agrees to maintain a satisfactory performance rating as measured by ABT standards and/or formulas published by ABT from time to time to dealers.

III. FEES AND COSTS.

 A. Dealer agrees to pay ABT the sums listed on the Fees and Costs attachment to this Agreement.

 B. Except where otherwise informed by ABT's technical support staff at the time services are requested, technical support service is included in Dealer's monthly fees. As some services require substantial time and effort to complete, ABT reserves the right to institute supplemental charges for some services.

 C. All fees are due and payable net fifteen (15) days from the date of invoice. ABT reserves the right to suspend all services under this Agreement if any payment is past due over 60 days until such account is brought current.

 D. ABT, in its sole discretion, may change the amount, structure, method and/or basis of the fee at any time during the term of this Agreement. Any changes shall be effective upon thirty (30) days written notice to dealer and shall not require an affirmative response or any further action by the parties.

 E. Each party is solely responsible for paying all taxes (local, state and federal) imposed as a result of its activities under this Agreement.

 F. Each party hereto is responsible for all of its internal costs, if any, associated with implementation and operation of the ABT Program.

IV. TERMINATION.

 A. Either party may terminate this Agreement:

  1. immediately for any breach of this Agreement by the other party which is not cured within ten (10) days after receipt of written notice of the breach from the non-breaching party; or

  2. for any reason or no reason, upon thirty (30) days written notice to the other party hereto after completion of the obligatory initial ninety (90) day commitment period.

 B. ABT may terminate this Agreement:

  1. immediately upon finding of Dealer's violation of state or federal law or conviction for such violation;

  2. immediately upon Dealer's sale or transfer of all or substantially all of its dealership assets and change of control or management;

  3. immediately upon loss of franchise, revocation, termination, suspension, or other invalidation of Dealer's license; or

  4. immediately if an order of liquidation or petition for bankruptcy is entered or filed against Dealer and not stayed.

  5. immediately upon failure to pay any past due amounts after having received written notice of such past due amounts.

 C. Under any of the circumstances above, except breach of this Agreement by ABT, Dealer shall remain responsible for all fees due and payable up through the effective date of the termination or as otherwise dictated by the terms of this Agreement or applicable law.

V. INDEMNIFICATION. Each party to this Agreement will defend, indemnify and hold harmless the other party and each of its parent company, affiliate companies, officers, directors, employees an agents against and in respect of any and all loss, debt, liability, damage, obligation, claim, demand, judgment or settlement of any nature or kind, known or unknown, liquidated or unliquidated, including without limitation all reasonable costs and expenses incurred (legal, accounting or otherwise) (collectively, "Damages") arising out of, resulting from such party's negligence or wrongful conduct or based upon any claim, action or proceeding by any third party alleging facts or circumstances constituting a breach of the representations and warranties made by such indemnifying party. Neither party shall, however, under any circumstances be liable for any consequential, incidental, indirect, special, punitive or other such damages. In all events, each party shall, in its sole discretion, have the right to participate in the defense of any such action through counsel of its own choosing at its sole and separate expense.

VI. GENERAL PROVISIONS.

 A. NOTICES. Any notices required to be given in connection with this Agreement by either party shall be in writing signed by duly authorized agent and shall be deemed given by any of the following means: 1) in person; 2) by certified mail, return receipt requested and deemed effective three days after the date of mailing; 3) by facsimile which shall be deemed received on the day sent when a confirming notice from the sending facsimile machine has been generated; or 4) by overnight delivery service or courier, which shall be deemed received on the day of physical delivery as evidenced by courier receipt. All notices shall be directed to the most current address or facsimile number for each party as listed in this Agreement or as revised in accordance with the notice procedures set forth herein.

 B. NO IMPLIED WAIVERS. The failure of either party at any time to require performance by the other party of any provision of this Agreement or to exercise any right provided for herein, shall in no way affect the right of such party to require such performance or exercise such right at any time thereafter. No waiver by either party of a breach of any provision herein shall constitute a waiver of any subsequent breach, nor a waiver of the provision itself.

 C. INDEPENDENT CONTRACTOR RELATIONSHIP. The relationship created by this Agreement between ABT and Dealer is intended to be and shall for all purposes hereunder be considered that of an independent contractor. Nothing contained in this Agreement shall be construed as intending, creating or constituting a franchise, partnership, agency, or joint venture relationship between ABT and Dealer.

 D. CONTROLLING AGREEMENT. This Agreement and all attachments or amendments hereto supersede any and all agreements, oral or written, between the parties, and contains all of the representations, covenants, and understandings between the parties with respect to services described in this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not contained in this Agreement, any attachments and/or amendments hereto. No other agreement(s), statement(s), or promise(s) shall be valid or binding.

 E. MODIFICATIONS AND AMENDMENTS. Except where otherwise set forth in this Agreement, all modifications or amendments to this Agreement shall be in writing and signed by both Parties hereto.

 F. ASSIGNMENT. This Agreement and the rights and duties hereunder, shall not be assignable by Dealer, except upon written consent of ABT. This Agreement and the rights and duties hereunder shall be assignable by ABT without restriction.

 G. SEVERABILITY. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, such determination shall in no way alter or impair the validity, legality, and enforceability of the remaining provisions of this Agreement which shall continue in full force and effect.

 H. CONFIDENTIALITY. Each of the parties hereto, on behalf of itself and its employees, agrees to keep all non-public information gained as a result of the business dealings contemplated in this Agreement confidential. Each party may, however, use such confidential information for its internal use only to further its performance under this Agreement. Dealer understands and agrees that the sale or unauthorized use or disclosure of any trade secrets or other confidential information, including but not limited to, private information provided by purchase request or other communication constitutes theft and will greatly damage ABT and is prohibited. Dealer shall not impart ABT's proprietary information to any person or entity other than Dealer's key employee(s) without the previous written consent of ABT. ABT reserves the right to transmit pertinent vehicle information to consumers making inquiries concerning the terms of purchase and financing or leasing of motor vehicles. Notwithstanding the foregoing, if either party is required to produce any such information by order of any government agency, court of competent jurisdiction, or other regulatory body, it may, upon not less than five (5) days written notice to the other party, release the required information. Unless ABT agrees in writing, Dealer is prohibited from issuing any press release(s) or making any public announcement(s) regarding its business relationship with ABT or ABT's services or programs provided to Dealer.

 I. ATTORNEY FEES AND COSTS. In the event any action shall be instituted to resolve a dispute between the parties regarding this Agreement or to enforce the terms of this Agreement, the prevailing party in such action shall be entitled to recover reasonable attorneys fees and costs incurred. As used in this section, the word "action" includes, but is not limited to, any act requiring legal counsel involvement up to and including a formal litigation filed in a court of competent jurisdiction.

GOOD FAITH, GOVERNING LAW AND JURISDICTION. Each party will at all times contemplated herein, act in good faith and in accordance with all applicable local, state and federal laws. This Agreement shall in all respects be governed by the laws of the State of California for contracts to be performed wholly within California and without reference to conflicts of laws principles. Any dispute that arises under or relates to this Agreement (whether contract, tort or both) commenced by either party shall be resolved in state or federal court in Orange County, California, and the parties expressly waive any right they may otherwise have to cause any such action or preceding to be brought or tried elsewhere.

                                                                 VOID IF ALTERED
[AUTOBYTEL LOGO]


                       ABT PRE-OWNED CYBERSTORE(R) PROGRAM

ABT OBLIGATIONS:

ABT will provide a marketing program targeted at consumers interested in purchasing pre-owned vehicles. ABT will establish a database permitting Dealer to electronically publish details of retail quality pre-owned vehicles. Consumers will be able to search the database for vehicles by make and model and other criteria. Inquiries from interested consumers ("Purchase Requests") will be routed to dealers having the appropriate vehicle in the database.

DEALER OBLIGATIONS:

1.VEHICLE PRICING: Dealer may provide posted prices and vehicle information for display on the ABT Pre-Owned CyberStore website. Dealer shall have sole discretion in setting vehicle prices. However, Dealer agrees to price vehicles competitively for the market area in which Dealer is located and to honor those prices as required by law. Dealer assumes all responsibility for educating Dealer staff and sales personnel as to the amount and duration of the advertised prices. Dealer, and not ABT, shall be solely responsible for the quality and accuracy of such information.

2. GENERAL PRE-OWNED CYBERSTORE SERVICE TERMS & CONDITIONS: The Pre-Owned CyberStore is a web-based service featuring a collection of dealer offered, retail quality, pre-owned vehicles. Dealer may post an unlimited number of vehicles on the Pre-Owned CyberStore web site. The Dealer must own each vehicle. Consignment vehicles are prohibited. All information posted for a vehicle must be accurate and based on facts known to the Dealer. Vehicles may be posted with or without digital images. Vehicles that do not meet the Pre-Owned CyberStore certification standards set forth below must be posted on the website as a non-certified vehicle. All vehicles regardless of certification status must meet state emissions and safety standards and have clear title prior to being offered for sale. It is Dealer's responsibility to disclose any mechanical or cosmetic damage or defect in the vehicle known to Dealer or any employee of Dealer at the time of posting until sold. It is Dealer's responsibility to disclose the existence of a warranty or lack of a warranty as required by state and federal laws. Dealer is responsible for withdrawing the advertisement as required by state and federal law but in no event more than 48 hours following sale of the vehicle.

3. NON-CERTIFIED PRE-OWNED CYBERSTORE VEHICLE STANDARDS: A "non-certified" vehicle shall mean a Dealer offered, retail quality, pre-owned vehicle that is offered without express warranty, return, refund or exchange options. Dealer, NOT ABT, is responsible for each vehicle as to meeting all applicable state and federal emissions and safety standards prior to its sale. Dealer may post any retail quality vehicle owned by the Dealer, regardless of model year or mileage. No consignment vehicle shall be posted. Prior rental history, dealer demo history, frame damage, salvaged vehicles history, stolen-recovered history, flood damage, and any material cosmetic or safety and non-safety related mechanical damage, defect or irregularity shall be clearly disclosed within the posted description of the vehicle. Dealer, in its sole discretion, may offer a limited warranty for any such vehicle or, in the alternative, offer a vehicle, without warranty, AS-IS. It is Dealer's sole responsibility to provide the consumer with all state and federal law required disclosures applicable to the type of warranty, if any, Dealer provides on a particular vehicle.

4.(a). CERTIFIED PRE-OWNED CYBERSTORE VEHICLE STANDARDS: A "certified" vehicle shall mean a Dealer offered, retail quality, pre-owned vehicle that is offered with an express warranty, written return, refund or exchange option. Dealer, NOT ABT, shall certify each vehicle as meeting all applicable local, state and federal emissions and safety standards. To qualify for a listing as a certified vehicle under this program, however, Dealer represents to ABT and to the general public that the vehicle offered has been mechanically inspected in accordance with customary and commercially reasonable standards for the market in which Dealer is located, and carries a manufacturer pre-owned vehicle certification or exhibits all of the following key qualifications:

                      A)  Under 75,000 miles

                      B) Has undergone a complete diagnostic inspection and repairs as necessary

                      C)  Less than 7 years old (current model year plus 6)

                      D)  No salvage titles

                      E)  No evidence of frame damage

                      F)  No evidence of flood or water damage

                      G)  No inoperative odometers

                      H)  No odometer roll backs

                      I)  No Lemon Law re-sales

                      J) No failed-emission tests as defined by applicable state and/or federal laws

                      K) No safety problems as defined by applicable state and/or federal laws.

(b). LIMITED WARRANTY: Dealer will establish and offer a limited warranty ("warranty") on all certified vehicles offered through the Pre-Owned CyberStore. Offering vehicles as certified through the Pre-Owned CyberStore on an "as-is" or "implied warranty only" basis is specifically prohibited. The warranty coverage shall be in addition to any implied warranties prescribed by the laws of the state in which Dealer is located. In all cases, Dealer's limited warranty offering shall not be less favorable to the consumer than the law of the jurisdiction where Dealer is located, and as a minimum will be for a duration of not less than three (3) months or 3,000 miles, whichever occurs first. The minimum warranty terms shall, at a minimum, cover internally lubricated engine, transmission and differential parts, emissions and safety components required by law as well as any additional vehicle systems Dealer specifically promises to cover in its warranty documentation. Dealer will provide each consumer at the time of purchase a written document that explains in detail, the terms and conditions of Dealer's warranty on the vehicle being purchased or leased. Dealer will indemnify ABT for any third-party claims arising under any warranty. Nothing in this section shall be interpreted as preventing Dealer from purchasing independent warranty coverage from a legitimate third party provider as long as the terms and conditions shall meet or exceed the minimum requirements set forth herein and on the ABT Pre-Owned CyberStore Website.

(c). VEHICLE RETURN POLICY: Except where expressly prohibited by law, Dealer shall offer, in writing, a return policy on all certified vehicles. This policy shall allow a consumer to return a vehicle to Dealer within 72 hours or 300 miles, whichever occurs first, for either a refund of purchase monies or for a reasonably comparable vehicle exchange, at Dealer's discretion. The consumer shall be responsible for any additional sales/use tax or licensing fees incurred as a result of an exchange. In the event the original vehicle is returned damaged, Dealer may refuse the return or, in the alternative, collect from consumer that amount that Dealer can prove was actually expended to repair the vehicle, where permitted by state law. Any tax or licensing charges as a result of withholding these funds shall be the sole responsibility of Dealer and not ABT. Dealer will provide each consumer the name and phone number of the Dealer employee to contact to exercise the exchange option. Dealer will facilitate the consumer's exercise of the option to return the vehicle in good faith, and will use reasonable efforts to maximize the consumer's satisfaction with the exchange experience.

5. OUT OF AREA REPAIRS: Dealer will participate in the emergency repair system established by ABT as a Repairing Dealer (as defined below). Nothing in this section shall be construed to prohibit Dealer or consumer from abiding by the terms and conditions set forth in a third party provider warranty so long as terms and conditions of the warranty coverage do not fall below the minimum standards set forth under this Agreement. Absent any third-party coverage to the contrary, during the warranty period, the emergency repair system allows a consumer of a certified vehicle who is more than 100 miles from Dealer's repair facilities and encounters a situation where the vehicle is not operational (i.e. cannot be driven), to contact the nearest certified Pre-Owned CyberStore Dealer (the "Repairing Dealer") and have the Repairing Dealer perform any warranted service or repair. The Repairing Dealer or the consumer must contact the Dealer prior to any repairs being performed and obtain authorization to repair the vehicle from the Dealer. For covered items other than those that disabled the vehicle, the owner should return to the Dealer. In the interest of consumer satisfaction and improved inter-Dealer relations, when acceptable, independent third-party warranty coverage is not available to the consumer, the resulting repair charges should be calculated on a negotiated basis between the involved dealers but, in no event, shall such costs to the Dealer exceed an internal basis of "cost plus 25%" for parts and labor in all states, except for those states with higher mandates, in which states the applicable law will govern. In the event of a "major" repair (i.e. engine or transmission), the Dealer will have the option of providing alternate transportation to the consumer, retrieving the affected vehicle, and repairing the vehicle at the Dealer's service location.

6 (a). DIGITAL IMAGES: Dealer may publish an unlimited number of pre-owned vehicle images on the Pre-Owned CyberStore. DIGITAL IMAGES ARE NOT REQUIRED FOR VEHICLES SUBMITTED TO THE PRE-OWNED CYBERSTORE BUT ARE HIGHLY RECOMMENDED FOR ALL LISTINGS. Dealer shall provide a digital camera of the make and type compatible with ABT's computerized image-uploading characteristics. Dealer shall produce such images in accordance with the specifications and guidelines set forth herein. Placement of images of new vehicles on the Pre-Owned CyberStore is strictly prohibited.

(b). DIGITAL: IMAGE SPECIFICATIONS AND GUIDELINES: All vehicle images provided by Dealer shall: (i) contain the vehicle as the sole subject matter of the image, and shall not contain any people, images of people, graphics, photos, artwork, overlays, signs, numbers, banners, balloons or any form of visual advertisement, or any other image that would have the effect of distracting from the vehicle; (ii) be side or angular photographs; and (iii) be true and correct images of the vehicle, without retouching, modification, manipulation, or enhancement. ABT reserves the right to eliminate, without prior notice to Dealer, any vehicle image from the Pre-Owned CyberStore that does not meet the above criteria.